Exhibit 10.43

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. Redacted portions are indicated with the notation "*****"



                AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT

        THIS AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 12th day of February 2002 (the "Effective Date") by and between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation ("PPTI") and SPINE WAVE, INC., a Delaware corporation ("Company") and amends the terms and conditions of that certain Supply and Services Agreement dated as of April 12, 2001 by and between the Company and PPTI (the "Original Agreement").


                              W I T N E S S E T H:


        WHEREAS, PPTI and Company are parties to the Original Agreement;

        WHEREAS, PPTI and the Company desire to amend certain of the terms of the Original Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        A. Definitions and Sections. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Original Agreement. Section and Schedule references in this Amendment shall be to Sections of and Schedules to the Original Agreement, as amended hereby.

        B. Amendment of Section 2(a) and 2(b). Sections 2(a) and 2(b) are hereby deleted and amended and restated to read as follows:

               (a) During the Initial Term, PPTI shall provide Materials to Company and Company shall purchase Materials from PPTI for Non-Clinical Use as set forth in Amended and Restated Schedule 1 attached hereto.

               (b) During the Start-Up Term subsequent to the Initial Term, PPTI shall provide Materials to the Company and Company shall purchase Materials from PPTI as set forth in the Amended and Restated Schedule 2 attached hereto.

        C. Amendment of Section 5.1. The last sentence of Section 5.1 is hereby deleted and amended and restated to read as follows: PPTI shall provide the accommodations listed above to the Company at no additional charge to the Company.

        D. Amendment of Sections 6(c) and 6(d). Sections 6(c) and (d) are hereby deleted and amended and restated to read as follows:

               (c) The parties agree that the Additional Term began on February 12, 2002 and will end on February 11, 2003, absent a default or breach of the Original Agreement as amended hereby. On the first day of March, 2002 (subject to a fifteen (15) business day grace period) and on the first day of each of the next five (5) consecutive months thereafter (e.g. April 1, 2002 through August 1, 2002, both inclusive), the Company shall pay PPTI the sum of*****. On the first day of September, 2002 and on the first day of each consecutive month thereafter throughout the remainder of the Additional Term, the Company shall pay PPTI the sum of*****. PPTI shall throughout the Additional Term continue to apply project accounting to the work under the Original Agreement and within***** after the close of each month during the Additional Term and within***** following the termination of the Original Agreement, PPTI shall provide the Company with a statement (i) setting forth the Materials, Additional Services, Design Services and other services provided to Company by PPTI and the related costs, and (ii) itemizing any applicable credits due to the Company as set forth below and additional payments due PPTI pursuant to paragraph (d) below. The Company shall make any payment due to PPTI within***** after receipt of the statement. Any credit due to the Company shall be***** during or for the Additional Term, exclusive of the monthly payments specified above.

               (d) Notwithstanding anything else to the contrary contained herein, the parties agree that:

                      (i) Upon  expiration  of the Initial  Term, if the Company has paid the Minimum Payment each month of the Initial Term and has not received an aggregate of Initial Services and/or Materials equal to*****, the Company shall receive a credit from PPTI equal to***** which may be applied toward payments by the Company to PPTI for Materials, Additional Services, Design Services and/or other services provided hereunder after the Additional Term.

                      (ii) Any credit due the  Company  upon  expiration  of the
               Additional Term, may be applied to Materials, Additional Services, Design Services and/or other services provided hereunder during the***** period following the expiration of the Additional Term or as the Company may reasonably request following consultation with PPTI. With respect to the Injectable Disk Nucleus product, for each***** period subsequent to the Additional Term, the amount charged by PPTI to the Company for aggregate actual***** costs per R&D personnel***** costs for each of the***** set forth in the Amended and Restated Schedule 5, or***** Cost per each Qualified Lot, shall not exceed***** during the prior***** period.

                      (iii) Intentionally omitted.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                      (iv) During the Additional  Term,  specific  external PPTI expenses authorized in writing by the Company for special supplies, services, or equipment in an amount greater than***** in the aggregate per activity or task shall be paid by the Company to PPTI within ten (10) days of delivery of an invoice therefor from or on account of PPTI.


                      (v) During the Additional Term, the***** cost component of
               PPTI's***** Cost for R&D personnel shall be determined***** as follows: (a) the***** PPTI***** cost*****costs***** costs,***** by (b) the***** during the*****. However, during the Additional Term, PPTI shall assess costs incurred by Company using a***** cost per R&D personnel***** and at the end of the Additional Term or upon termination of the Original Agreement, PPTI shall calculate the actual***** cost per R&D personnel***** during the Additional Term (or applicable portion thereof). To the extent that the amounts paid by the Company hereunder exceed the actual***** cost per R&D personnel*****, the Company shall be entitled to a credit which may be applied as provided above. The Company shall pay to PPTI within***** of invoice after the close of the Additional Term (or applicable portion thereof) such amount, if any by which the aggregate actual***** cost per R&D personnel***** exceeds the amounts paid by the Company hereunder, provided, however, that Company shall not be liable for aggregate actual***** cost per R&D personnel***** that exceeds the amounts paid by the Company hereunder by more than***** unless the***** number of R & D personnel during the***** the***** number of R & D personnel as of*****in which case Company shall not be liable for aggregate actual***** cost per R&D personnel***** that exceeds the amounts paid by the Company hereunder by more than*****.

                      (vi) During the Additional  Term, for each of the***** set forth in the Amended and Restated Schedule 5, PPTI shall not charge Company for***** costs that exceed by more than***** costs for each of such***** as of the*****, unless during the Additional Term PPTI***** as defined in the***** dated March 21, 2002, in which case PPTI shall not charge Company for***** costs that exceed by more than***** the***** costs for each of such***** as of*****

                      (vii) On or before the first day of August, 2002, PPTI and the Company shall review the estimated Materials, Additional Services, Design Services and/or other services to be provided by PPTI to the Company for the remainder of the


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

               Additional Term. The Company agrees to adjust the monthly payment as required to cover any material underpayment, taking into account***** specified in paragraph (c) above***** by the Company.

        E. Schedules. The Amended and Restated Schedules 1, 2, 3, and 5 attached hereto supercede and replace in their entirety the existing Schedules 1, 2, 3 and 5 to the Original Agreement.

        F. Continuing Agreement. Each party hereby acknowledges that there have occurred no defaults under or breaches of the Original Agreement by the other party. Except as otherwise provided herein, the Original Agreement continues unchanged and in full force and effect.

        G. Conflicts. This Amendment supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Company and the PPTI with respect to such amendment. In the event of any conflict between the terms of this Amendment and the terms of the Original Agreement, the terms of this Amendment shall govern and control.

        H. Further Assurances. The Company and PPTI agree to execute such further instruments, agreements and document, and to take such further action as may be reasonably necessary to carry out the intent of this Amendment.

        I. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        J. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


        SPINE WAVE, INC.


        By:/s/ Mark LoGuidice
           -----------------------------------------
            Mark LoGuidice
            President and Chief Executive Officer


        PROTEIN POLYMER TECHNOLOGIES, INC.



        By:/s/ J. Thomas Parmeter
           -----------------------------------------
            J. Thomas Parmeter
            President and Chief Executive Officer

                         AMENDED AND RESTATED SCHEDULE 1

           MATERIALS DURING THE INITIAL TERM AND FOR NON-CLINICAL USE
           ----------------------------------------------------------



        During the Initial Term, PPTI shall supply Materials to the Company for Non-Clinical Use at the Company's request as follows:


------------------------------------------------- ------------------------------
Material supplied by PPTI:                        Cost to Company:
------------------------------------------------- ------------------------------
For each Qualified Lot of Material (except as     ***** per each Qualified Lot
set forth below)
------------------------------------------------- ------------------------------
For each Off-the-Shelf Lot of Material            *****
------------------------------------------------- ------------------------------
For each Additional Qualified Lot of Material     ***** per each Qualified Lot
------------------------------------------------- ------------------------------

"Additional Qualified Lot" shall mean any Qualified Lot of Material ordered by Company (i) after the Company orders***** Qualified Lots of Material and (ii) in excess of***** for any***** period; provided that, for purposes of clarity, orders in any***** shall be counted toward any***** period with either the immediately preceding or immediately subsequent*****, but not both.

"Off-the-Shelf Lot" shall mean any lot of Material existing in PPTI's inventory as of the date of the Agreement.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 1 - 1

                         AMENDED AND RESTATED SCHEDULE 2

          MATERIALS DURING THE START-UP TERM SUBSEQUENT TO THE INITIAL
                            TERM AND FOR CLINICAL USE
          ------------------------------------------------------------


        During the Start-Up Term subsequent to the Initial Term or for purchases of Materials made for Clinical Use during the Start-Up Term, PPTI shall provide Materials to the Company at the Company's request as follows:

------------------------------------------------- -----------------------------------------------
Material:                                         Cost:
------------------------------------------------- -----------------------------------------------
For each Qualified Lot* supplied by PPTI for      ***** per each Qualified Lot,*****
non-clinical use (except as set forth below)
------------------------------------------------- -----------------------------------------------
For each Excess Qualified Lot* supplied by PPTI   ***** per each Excess Qualified
for non-clinical use                                    Lot,*****
------------------------------------------------- -----------------------------------------------
For each Qualified Lot* supplied by PPTI for      ***** per each Qualified Lot,*****
clinical use
------------------------------------------------- -----------------------------------------------
Qualified Lot* supplied by third-party contract   ***** per each Qualified Lot
manufacturer
------------------------------------------------- -----------------------------------------------


"Excess Qualified Lot" shall mean any Qualified Lot of Material ordered by Company when PPTI accepts orders for more than***** of Material in any***** period during the Additional Term, any such***** determined consecutively from the start of the Additional Term.

*****


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 2 - 1

                         AMENDED AND RESTATED SCHEDULE 3

                           QUALITY CONTROL PROCEDURES
                           --------------------------


------------------------------------------------------ -------------------------
                 Procedure/Test                             ***** Cost* ($)
------------------------------------------------------ -------------------------
*****
------------------------------------------------------ -------------------------

* Current as of the Effective Date of the Original Agreement; to be adjusted from time to time to reflect changes in PPTI's actual***** Cost or***** Cost, as applicable.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 3 - 1

                         AMENDED AND RESTATED SCHEDULE 5
                               ADDITIONAL SERVICES
                               -------------------



        During the Additional Term, PPTI shall provide to Company, at Company's request, the***** set forth below or***** subject to Company's reasonable prior approval, for the stated***** an IDE to FDA approval for the Injectable Disc Nucleus product.


----------------------------------------- --------------------------------------
*****
----------------------------------------- --------------------------------------


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.